Waddell & Reed Advisors
                    Municipal
                    High Income
                    Fund, Inc.

                    ANNUAL
                    REPORT
                    --------------------------------------------
                    For the fiscal year ended September 30, 2000

CONTENTS

         3     Manager's Letter

         6     Performance Summary

         8     Portfolio Highlights

         9     Investments

        24     Statement of Assets and Liabilities

        25     Statement of Operations

        26     Statement of Changes in Net Assets

        27     Financial Highlights

        31     Notes to Financial Statements

        36     Independent Auditors' Report

        37     Income Tax Information

        38     Directors & Officers














This report is submitted for the general information of the shareholders of Waddell & Reed Advisors Municipal High Income Fund, Inc. It is not authorized for distribution to prospective investors in the Fund unless accompanied with or preceded by the Waddell & Reed Advisors Municipal High Income Fund current prospectus and current Fund performance information.

MANAGER'S LETTER OF MUNICIPAL HIGH INCOME FUND
-----------------------------------------------------------------
SEPTEMBER 30, 2000

Dear Shareholder:

This report relates to the operation of Waddell & Reed Advisors Municipal High Income Fund, Inc. for the fiscal year ended September 30, 2000. The following discussion, graphs and tables provide you with information regarding the Fund's performance during that period.

The last 12 months have been challenging for bond funds. The growth rate of the U.S. economy remained stronger than most economists expected and, until recently, the global economy was robust, strengthening our export markets. Consumer confidence remained very strong, personal income levels continued to increase and domestic consumption remained strong.

The stock markets hit new highs throughout the last year. To combat the potential effects of any Y2K disruptions, the Federal Reserve pumped massive liquidity into the banking system at year end, and investors raised an above average level of cash at year end. This increased liquidity only added fuel to an already blazing fire.

Tight labor markets, strong consumer confidence, wage growth and the booming economy added to the rise in inflation expectations. The Federal Reserve raised short rates 125 basis points over the last 12 months. As interest rates rose, investors withdrew money from the bond market and invested more heavily into domestic and international stock markets.

During the last half of 1999, we maintained a relatively long duration because we expected to see a "flight to quality" into bond funds due to Y2K disruptions. When this did not materialize, bond yields stayed depressed through the end of the year. In addition, the Fund was overweighted in health care, which has consistently been the best performing sector in the Fund. However, in 1999, health care did not perform as well as it had in the past. During the first half of 2000, we increased the cash position in the portfolio and lowered its duration. We intend to maintain this added liquidity until cash flows into municipal bond funds show a meaningful improvement.

As a result of the factors discussed above, Waddell & Reed Advisors Municipal High Income Fund underperformed, declining 3.46 percent for the fiscal year, compared with the Lipper High Yield Municipal Bond Funds Universe Average return of 0.78 percent (which reflects the performance of the universe of funds with similar investment objectives) and the Lehman Brothers Municipal Bond Index annual return of 6.18 percent (which reflects the performance of securities that generally represent the municipal bond index). These indices are charted on the following page. We underperformed most muni-high funds because we were overweighted in health care and had a longer duration.

Currently, it appears the Federal Reserve is nearing the end of its interest rate tightening cycle. Evidence continues to indicate that economic growth is slowing and inflationary risks are falling. Higher worker productivity has allowed the economy to grow faster than expected without causing inflation expectations to rise. It is apparent that the impact of previous monetary tightening, the slowing of domestic spending and the strong dollar are contributing to slower economic growth. At this point, we believe the Federal Reserve appears to have engineered another "soft landing." The municipal bond market has shown a fairly robust appetite for current coupon bonds, especially retail buyers. New issue supply is down significantly year over year. This has helped support new issue pricing. Cash flow into the municipal bond market has been improving, although cash flow into institutional investors has continued to be sluggish. While we may be reaching the end of the current tightening cycle, treasury bond yields may remain in a fairly tight trading range for some time.


In this environment, we believe that higher yielding, current coupon bonds should perform well. As the tightening cycle ends, we believe cash flows into bond funds should improve and credit spreads should begin to narrow. We anticipate that the portfolio will continue to hold a relatively high level of cash. The health care sector of the municipal bond market has begun to see meaningful credit strengthening. We are taking this opportunity to increase the credit quality of the portfolio and maintain a high level of liquidity. Our goal continues to be consistent with maintaining high current income while emphasizing total return.

In closing, I would like to thank you for your investment, your continued confidence and your support of the Waddell & Reed Advisors Municipal High Income Fund.


Sincerely,



Mark J. Otterstrom
Manager, Waddell & Reed Advisors Municipal High Income Fund, Inc.

Comparison of Change in Value of $10,000 Investment

==== Waddell & Reed Advisors Municipal High Income Fund, Inc., Class A Shares*-- $19,716
++++ Lehman Brothers Municipal Bond Index  -- $20,263
---- Lipper High Yield Municipal Bond Funds Universe Average - $18,198

                      Waddell                 Lipper
                      & Reed              High Yield
                      Advisors    Lehman   Municipal
                      Municipal Brothers        Bond
                      High IncomeMunicipal     Funds
                      Fund, Inc.,   Bond    Universe
                      Class A SharesIndex    Average
                      ------------------  ----------
     09/30/90Purchase $9,575     $10,000     $10,000
     09/30/91         10,758      11,318      11,084
     09/30/92         11,950      12,502      12,138
     09/30/93         13,595      14,095      13,586
     09/30/94         13,602      13,751      13,339
     09/30/95         15,049      15,290      14,614
     09/30/96         16,163      16,214      15,498
     09/30/97         18,015      17,678      16,974
     09/30/98         19,796      19,219      18,370
     09/30/99         19,554      19,084      18,057
     09/30/00         19,716      20,263      18,198

*The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund.

Average Annual Total Return+
                    Class A    Class B   Class C   Class Y
               ----------------------------------------------
Year Ended
   9-30-00         -3.46%      ---       ---       0.97%
5 Years Ended
   9-30-00          4.64%      ---       ---       ---
10 Years Ended
   9-30-00          7.02%      ---       ---       ---
Since inception of
   Class++ through
   9-30-00          ---        -4.47%    -0.70%    -0.33%

 +Performance data quoted represents past performance and is based on deduction of the maximum applicable sales load for each of the periods. Class A shares carry a maximum front-end sales load of 4.25%. Class B and Class C shares carry maximum contingent deferred sales charges of 5% and 1%, respectively. Total returns reflect share price appreciation, including reinvestment of all income and capital gains distributions. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.
++10-5-99 for Class B shares, 10-8-99 for Class C shares and 12-30-98 for Class
  Y shares (the date on which shares were first acquired and continuously held by shareholders).


Past performance is not predictive of future performance. Indexes are unmanaged.

SHAREHOLDER SUMMARY
--------------------------------------------------------------
Waddell & Reed Advisors Municipal High Income Fund, Inc.

PORTFOLIO STRATEGY:
Ordinarily, at least 75%        GOAL:   To seek to provide a high
of assets in medium and                 level of income that is
lower rated Municipal Bonds             not subject to Federal income tax.
                                        (Income may
Generally less than 20%                 be subject to state and
of assets in Taxable                    local taxes and a
Debt Securities                         significant portion may
                                        be subject to the Federal
No more than 25% of assets              alternative minimum tax.)
in industrial revenue
bonds of any one industry
                            STRATEGY:   Invests primarily in tax-exempt
                                        municipal bonds rated in the lower tier
                                        of investment grade or lower, including
                                        bonds rated below investment grade, junk bonds and lower-quality unrated bonds.
                                        The Fund diversifies its holdings among
                                        two main types of municipal bonds:
                                        general obligation bonds and revenue
                                        bonds.

                             FOUNDED:   1986

        SCHEDULED DIVIDEND FREQUENCY:   MONTHLY

PERFORMANCE SUMMARY - Class A Shares

          PER SHARE DATA
For the Fiscal Year Ended September 30, 2000
--------------------------------------------
DIVIDENDS PAID                 $0.30
                               =====

CAPITAL GAINS DISTRIBUTION    $0.004
                              ======

NET ASSET VALUE ON
   9-30-00                     $4.92
   9-30-99                      5.19
                              ------
CHANGE PER SHARE              $(0.27)
                              ======


Past performance is not necessarily indicative of future results.

AVERAGE ANNUAL TOTAL RETURN (1)
                         Class A                      Class B
                  -----------------------     -----------------------
                      With      Without         With        Without
Period           Sales Load(2) Sales Load(3)  CDSC(4)        CDSC(5)
------            ----------   ----------    -----------    ----------
 1-year period
  ended 9-30-00    -3.46%        0.83%            ---           ---
 5-year period
  ended 9-30-00     4.64%        5.55%            ---           ---
10-year period
  ended 9-30-00     7.02%        7.49%            ---           ---
Cumulative return
  since inception
  of Class (6)       ---          ---           -4.47%         0.29%

(1)Performance data represents share price appreciation, including reinvestment of all income and capital gains distributions. Performance data represents past performance and is no guarantee of future results. Share price, investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
(2)Performance data is based on deduction of 4.25% sales load on the initial purchase in the periods.
(3)Performance data does not take into account the sales load deducted on an initial purchase.
(4)Performance data reflects the effect of paying the applicable contingent deferred sales charge (CDSC) at a maximum of 5.00% upon redemption at the end of the period.
(5)Performance data does not reflect the effect of paying the applicable CDSC upon redemption at the end of the period.
(6)10-5-99 for Class B shares (the date on which shares were first acquired by shareholders).


AVERAGE ANNUAL TOTAL RETURN (1)
                         Class C               Class Y(2)
                  -----------------------      ----------
                      With      Without
Period               CDSC (3)    CDSC (4)
------            ----------   ----------
 1-year period
  ended 9-30-00      ---          ---            0.97%
 5-year period
  ended 9-30-00      ---          ---             ---
10-year period
  ended 9-30-00      ---          ---             ---
Cumulative return
  since inception
  of Class(5)       -0.70%       0.26%            ---
Since inception
  of Class(5)        ---          ---           -0.33%

(1)Performance data represents share price appreciation, including reinvestment of all income and capital gains distributions. Performance data represents past performance and is no guarantee of future results. Share price, investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
(2)Performance data does not include the effect of sales charges, as Class Y shares are not subject to these charges.
(3)Performance data reflects the effect of paying the applicable contingent deferred sales charge (CDSC) at a maximum of 1.00% which declines to zero at the end of the first year after investment.
(4)Performance data does not reflect the effect of paying the applicable CDSC upon redemption at the end of the period.
(5)10-8-99 for Class C shares and 12-30-98 for Class Y shares (the date on which shares were first acquired and continuously held by shareholders).

PORTFOLIO HIGHLIGHTS

On September 30, 2000, Waddell & Reed Advisors Municipal High Income Fund, Inc. had net assets totaling $419,064,315 invested in a diversified portfolio.

As a shareholder of Waddell & Reed Advisors Municipal High Income Fund, Inc., for every $100 you had invested on September 30, 2000, your Fund owned:

 $23.03  Life Care/Nursing Center Revenue Bonds
  17.51  Other Municipal Bonds
  14.30  Industrial Development Revenue Bonds
  10.16  Cash and Cash Equivalents
   9.63  Hospital Revenue Bonds
   8.01  Housing Revenue Bonds
   4.09  Water and Sewer Revenue Bonds
   3.54  Transportation Revenue Bonds
   3.47  Airport Revenue Bonds
   3.41  Resource Recovery Bonds
   2.85  City General Obligation Bonds


                    2000 TAX YEAR TAXABLE EQUIVALENT YIELDS*
---------------------------------------------------------------------------
If your Taxable Income is:
                                    Your         Equivalent
                                  Marginal    Tax Free Yields
   Joint               Single        Tax---------------------------
   return              Return    Bracket Is  5%    6%    7%    8%

$      0- 43,850  $      0- 26,250          15%  5.88  7.06  8.24  9.41

$ 43,851-105,950  $ 26,251- 63,550          28%  6.94  8.33  9.72 11.11

$105,951-161,450  $ 63,551-132,600          31%  7.25  8.70 10.14 11.59

$161,451-288,350  $132,601-288,350          36%  7.81  9.38 10.94 12.50

$288,351 and above$288,351 and above      39.6%  8.28  9.93 11.59 13.25

*Table is for illustration only and does not represent the actual performance of Waddell & Reed Advisors Municipal High Income Fund, Inc.

THE INVESTMENTS OF
WADDELL & REED ADVISORS MUNICIPAL HIGH INCOME FUND, INC.
SEPTEMBER 30, 2000

                                           Principal
                                           Amount in
                                           Thousands        Value

MUNICIPAL BONDS
ALABAMA - 0.75%
 The Marshall County Health Care Authority,
   Hospital Revenue Refunding Bonds, Series
   1992 (Guntersville-Arab Medical Center),
   7.0%, 10-1-13 .........................   $ 3,100   $3,131,000

ALASKA - 0.48%
 City of Seward, Alaska, Revenue Bonds, 1996
   (Alaska Sealife Center Project),
   7.65%, 10-1-16 ........................     2,000    2,030,000

ARIZONA - 1.75%
 Hayden-Winkelman Unified School District No.
   41 of Gila County, Arizona, Capital
   Appreciation Refunding Bonds, Series 1995,
   0.0%, 7-1-10 ..........................     6,145    3,564,100
 The Industrial Development Authority of the
   County of Gila, Arizona, Environmental Revenue
   Refunding Bonds (ASARCO Incorporated Project),
   Series 1998,
   5.55%, 1-1-27 .........................     4,750    3,788,125
   Total .................................              7,352,225

CALIFORNIA - 2.19%
 California Statewide Communities Development
   Authority, Hospital Refunding Revenue Certificates
   of Participation, Series 1993, Cedars-Sinai
   Medical Center, Inverse Floating Rate
   Security (INFLOS),
   6.342%, 11-1-15 (A) ...................     4,000    3,845,000
 Sierra Kings Health Care District Revenue
   Bonds, Series 1996,
   6.5%, 12-1-26 .........................     1,500    1,216,875
 Certificates of Participation (1991 Capital
   Improvement Project), Bella Vista Water
   District (California),
   7.375%, 10-1-17 .......................     1,500    1,578,330
 Carson Redevelopment Agency (California),
   Redevelopment Project Area No. 1,
   Tax Allocation Bonds, Series 1993B,
   6.0%, 10-1-16 .........................     1,500    1,535,625
 Kings County Waste Management Authority, Solid
   Waste Revenue Bonds, Series 1994 (California),
   7.2%, 10-1-14 .........................       940    1,016,375
   Total .................................              9,192,205


                See Notes to Schedule of Investments on page 23.

THE INVESTMENTS OF
WADDELL & REED ADVISORS MUNICIPAL HIGH INCOME FUND, INC.
SEPTEMBER 30, 2000
                                           Principal
                                           Amount in
                                           Thousands        Value
MUNICIPAL BONDS (Continued)
COLORADO - 3.20%
 Sand Creek Metropolitan District, Adams
   County and City and County of Denver,
   Colorado, General Obligation Limited
   Tax Bonds:
   Series 1998,
   6.625%, 12-1-17 .......................   $ 3,070   $2,916,500
   Series 1997,
   7.125%, 12-1-16 .......................     2,000    1,985,000
 City and County of Denver, Colorado,
   Revenue Bonds (Jewish Community Centers
   of Denver Project), Series 1994:
   8.25%, 3-1-24 .........................     2,390    2,479,625
   7.875%, 3-1-19 ........................       815      834,356
 Colorado Health Facilities Authority,
   Revenue Bonds (Steamboat Springs
   Health Care Association Project),
   Series 1999,
   5.7%, 9-15-23 .........................     3,000    2,370,000
 Bachelor Gulch Metropolitan District,
   Eagle County, Colorado, General Obligation
   Bonds, Series 1996,
   7.0%, 12-1-15 .........................     1,095    1,123,744
 Eaglebend Affordable Housing Corporation,
   Multifamily Housing Project Revenue
   Refunding Bonds, Series 1997A,
   6.45%, 7-1-21 .........................     1,000      950,000
 Deer Creek Metropolitan District, Jefferson
   County, Colorado, General Obligation Bonds,
   Series 2000,
   7.625%, 12-1-19 .......................       750      762,187
   Total .................................             13,421,412

CONNECTICUT - 2.21%
 Eastern Connecticut Resource Recovery
   Authority, Solid Waste Revenue Bonds
   (Wheelabrator Lisbon Project),
   Series 1993A,
   5.5%, 1-1-14 ..........................     5,250    4,600,312
 Connecticut Development Authority, Pollution
   Control Revenue Refunding Bonds (The
   Connecticut Light and Power Company
   Project - 1993B Series),
   5.95%, 9-1-28 .........................     2,500    2,328,125
 State of Connecticut Health and
   Education Facilities Authority,
   Revenue Bonds, Edgehill Issue
   Series A (Fixed Rate),
   6.875%, 7-1-27 ........................     2,300    2,317,250
   Total .................................              9,245,687
                See Notes to Schedule of Investments on page 23.

THE INVESTMENTS OF
WADDELL & REED ADVISORS MUNICIPAL HIGH INCOME FUND, INC.
SEPTEMBER 30, 2000

                                           Principal
                                           Amount in
                                           Thousands        Value

MUNICIPAL BONDS (Continued)
DISTRICT OF COLUMBIA - 1.26%
 Certificates of Participation, Series 1993,
   District of Columbia,
   7.3%, 1-1-13 ..........................   $ 3,000   $3,161,250
 District of Columbia Revenue Bonds
   (National Public Radio Issue),
   Series 1992,
   7.625%, 1-1-13 ........................     2,000    2,115,000
   Total .................................              5,276,250

FLORIDA - 4.06%
 Sanford Airport Authority (Florida),
   Industrial Development Revenue Bonds
   (Central Florida Terminals, Inc. Project):
   Series 1995A,
   7.75%, 5-1-21 .........................     4,000    4,195,000
   Series 1995C,
   7.5%, 5-1-21 ..........................       500      516,875
 St. Johns County Industrial Development
   Authority (Florida), Health Care Revenue
   Bonds, Tax Exempt Series 1997A
   (Bayview Project),
   7.1%, 10-1-26 .........................     4,000    3,905,000
 Escambia County Health Facilities Authority,
   Health Facilities Revenue Bonds (Azalea
   Trace, Inc.), Series 1997,
   6.0%, 1-1-15 ..........................     3,000    2,790,000
 Sarasota County (Florida) Health Facilities
   Authority, Health Care Facilities Revenue
   Refunding Bonds, Series 1995 (Sarasota-
   Manatee Jewish Housing Council, Inc.
   Project),
   6.7%, 7-1-25 ..........................     3,000    2,550,000
 Dade County Industrial Development Authority,
   Industrial Development Revenue Bonds,
   Series 1995 (Miami Cerebral Palsy
   Residential Services, Inc. Project),
   8.0%, 6-1-22 ..........................     1,800    1,813,500
 City of Fort Walton Beach, First Mortgage
   Industrial Development Revenue Bonds,
   Series 1986 (Ft. Walton Beach Ventures,
   Inc. Project),
   10.5%, 12-1-16 ........................     1,210    1,225,839
   Total .................................             16,996,214


                See Notes to Schedule of Investments on page 23.

THE INVESTMENTS OF
WADDELL & REED ADVISORS MUNICIPAL HIGH INCOME FUND, INC.
SEPTEMBER 30, 2000

                                           Principal
                                           Amount in
                                           Thousands        Value

MUNICIPAL BONDS (Continued)
GEORGIA - 1.77%
 Coffee County Hospital Authority (Georgia),
   Revenue Anticipation Certificates (Coffee
   Regional Medical Center, Inc. Project),
   Series 1997A,
   6.75%, 12-1-16 ........................  $  5,000   $4,618,750
 Savannah Economic Development Authority,
   First Mortgage Revenue Bonds (Senior Care
   Group, Inc. - Shadowmoss Project),
   Series 1999A,
   6.75%, 7-1-29 .........................     3,185    2,782,894
   Total .................................              7,401,644

HAWAII - 0.59%
 Department of Transportation of the State
   of Hawaii, Special Facility Revenue Bonds
   (Continental Airlines, Inc.), Series 1997,
   5.625%, 11-15-27 ......................     3,000    2,471,250

ILLINOIS - 2.10%
 Illinois Development Finance Authority
   Revenue Bonds, Series 1993C (Catholic
   Charities Housing Development
   Corporation Project),
   6.1%, 1-1-20 ..........................     2,500    2,325,000
 Village of Lansing, Illinois, Landings
   Redevelopment Project Area, Tax Increment
   Refunding Revenue Bonds (Limited Sales
   Tax Pledge), Series 1992,
   7.0%, 12-1-08 .........................     2,000    2,102,500
 Illinois Health Facilities Authority,
   Revenue Refunding Bonds, Series 1998
   (Lifelink Corporation Obligated Group),
   5.7%, 2-15-24 .........................     1,750    1,397,813
 Village of Hodgkins, Cook County, Illinois,
   Tax Increment Revenue Refunding Bonds,
   Series 1995A,
   7.625%, 12-1-13 .......................     1,750    1,844,062
 Village of Bourbonnais, Kankakee County,
   Illinois, Sewerage Revenue Bonds,
   Series 1993,
   7.25%, 12-1-12 ........................     1,085    1,135,181
   Total .................................              8,804,556


                See Notes to Schedule of Investments on page 23.

THE INVESTMENTS OF
WADDELL & REED ADVISORS MUNICIPAL HIGH INCOME FUND, INC.
SEPTEMBER 30, 2000

                                           Principal
                                           Amount in
                                           Thousands        Value

MUNICIPAL BONDS (Continued)
INDIANA - 1.68%
 Indiana Health Facility Financing Authority:
   Revenue Refunding Bonds, Series 1998
   (Greenwood Village South Project),
   5.625%, 5-15-28 .......................    $4,100   $3,182,625
   Hospital Revenue Bonds, Series 1992
   (Fayette Memorial Hospital Project),
   7.2%, 10-1-22 .........................     1,000      985,000
 City of Goshen, Indiana, Revenue Bonds,
   Series 1998 (Greencroft Obligated Group),
   5.75%, 8-15-28 ........................     1,900    1,463,000
 City of Carmel, Indiana, Retirement Rental
   Housing Revenue Refunding Bonds (Beverly
   Enterprises - Indiana, Inc. Project),
   Series 1992,
   8.75%, 12-1-08 ........................     1,335    1,406,756
   Total .................................              7,037,381

IOWA - 3.09%
 City of Creston, Iowa, Industrial Development
   Revenue Bonds, Series 1997A (CF Processing,
   L.C. Project),
   8.0%, 8-1-26 ..........................     5,000    4,975,000
 City of Cedar Rapids, Iowa, First Mortgage
   Revenue Bonds, Series 1998-A (Cottage Grove
   Place Project),
   5.875%, 7-1-28 ........................     5,000    4,012,500
 Iowa Finance Authority,
   Community Provider Revenue Bonds (Boys and
   Girls Home and Family Services, Inc. Project),
   Series 1998,
   6.25%, 12-1-28 ........................     4,000    3,970,000
   Total .................................             12,957,500

KANSAS - 4.82%
 Kansas Development Finance Authority:
   Revenue Bonds (Village Shalom Obligated Group),
   Series 1998AA,
   5.625%, 11-15-28 ......................     4,750    3,889,063
   Multifamily Housing Revenue Bonds, Series 1998K
   (Pioneer Olde Town Apartments Project),
   6.5%, 10-1-30 .........................     3,200    2,860,000
   Community Provider Loan Program (Community
   Living Opportunities, Inc.), Series
   1992A Revenue Bonds,
   8.875%, 9-1-11 ........................     2,790    2,872,472


                See Notes to Schedule of Investments on page 23.

THE INVESTMENTS OF
WADDELL & REED ADVISORS MUNICIPAL HIGH INCOME FUND, INC.
SEPTEMBER 30, 2000

                                           Principal
                                           Amount in
                                           Thousands        Value

MUNICIPAL BONDS (Continued)
KANSAS (Continued)
 Certificates of Participation, Series 1998A,
   Evidencing Proportionate Interests of the
   Owners Thereof in Rental Payments to be
   Made by the City of Spring Hill, Kansas, to
   Spring Hill Golf Corporation,
   6.5%, 1-15-28 .........................   $ 4,000   $3,570,000
 City of Olathe, Kansas, Senior Living Facility
   Revenue Bonds (Aberdeen Village, Inc.),
   Series 2000A,
   8.0%, 5-15-30 .........................     2,505    2,505,000
 City of Prairie Village, Kansas, Revenue Bonds
   (Claridge Court Project), Series 1993A:
   8.75%, 8-15-23 ........................     1,000    1,066,250
   8.5%, 8-15-04 .........................       640      680,800
 City of Topeka, Kansas, Economic Development
   Revenue Bonds, Series 2000A (YMCA Project),
   7.5%, 9-01-25 .........................     2,800    2,758,000
   Total .................................             20,201,585

KENTUCKY - 0.25%
 County of Perry, Kentucky, Solid Waste
   Disposal Revenue Bonds (TJ International
   Project), Series 1994,
   7.0%, 6-1-24 ..........................     1,000    1,037,500

LOUISIANA - 1.59%
 Louisiana Public Facilities Authority,
   Revenue Bonds (Progressive Healthcare
   Providers/Louisiana, Inc. Project), Series 1998:
   6.375%, 10-1-20 .......................     2,000    1,817,500
   6.375%, 10-1-28 .......................     2,000    1,742,500
   5.75%, 10-1-03 ........................     1,160    1,109,250
 Board of Commissioners of the Port of New Orleans,
   Industrial Development Revenue Refunding Bonds
   (Continental Grain Company Project), Series 1993,
   7.5%, 7-1-13 ..........................     2,000    2,005,000
   Total .................................              6,674,250

MAINE - 2.06%
 Maine Health and Higher Educational Facilities
   Authority, Revenue Bonds, Piper Shores
   Issue, Series 1999A:
   7.55%, 1-1-29 .........................     5,000    4,818,750
   7.5%, 1-1-19 ..........................     1,000      968,750
 Maine Veterans' Homes, Revenue Bonds, 1995 Series,
   7.75%, 10-1-20 ........................     2,810    2,862,687
   Total .................................              8,650,187
                See Notes to Schedule of Investments on page 23.

THE INVESTMENTS OF
WADDELL & REED ADVISORS MUNICIPAL HIGH INCOME FUND, INC.
SEPTEMBER 30, 2000

                                           Principal
                                           Amount in
                                           Thousands        Value

MUNICIPAL BONDS (Continued)
MARYLAND - 0.81%
 Maryland Economic Development Corporation,
   Senior Lien Revenue Bonds (Rocky Gap
   Golf Course and Hotel/Meeting Center
   Project), Series 1996 A,
   8.375%, 10-1-09 .......................   $ 3,250   $3,380,000

MASSACHUSETTS - 4.43%
 Massachusetts Industrial Finance Agency:
   First Mortgage Revenue Bonds, Reeds
   Landing Project, Series 1993,
   8.625%, 10-1-23 .......................     9,945    9,945,000
   Resource Recovery Revenue Bonds (SEMASS
   Project), Series 1991B,
   9.25%, 7-1-15 .........................     4,900    5,165,188
   Resource Recovery Revenue Refunding Bonds
   (Ogden Haverhill Project),
   Series 1998A Bonds,
   5.6%, 12-1-19 .........................     2,500    2,196,875
   Revenue Bonds, Beaver Country Day School
   Issue, Series 1992, Subseries A,
   8.1%, 3-1-08 ..........................     1,215    1,234,744
   Total .................................             18,541,807

MINNESOTA - 0.32%
 City of Coon Rapids, Minnesota, Multifamily
   Housing Revenue Bonds (Wedum Redwood
   Terrace, LLC Project), Series 1999A,
   6.375%, 11-1-29 .......................     1,450    1,348,500

MISSOURI - 4.44%
 The Industrial Development Authority of the
   City of Kansas City, Missouri:
   Revenue Bonds (The Bishop Spencer Place,
   Incorporated Project), Series 1994,
   8.0%, 9-1-16 ..........................     2,965    3,061,363
   Multifamily Housing Revenue Bonds (Village
   Green Apartments Project), Series 1998,
   6.25%, 4-1-30 .........................     1,750    1,570,625
 The Industrial Development Authority of the
   City of Bridgeton, Missouri, Senior Housing
   Revenue Bonds (The Sarah Community Project),
   Series 1998,
   5.9%, 5-1-28 ..........................     3,100    2,514,875


                See Notes to Schedule of Investments on page 23.

THE INVESTMENTS OF
WADDELL & REED ADVISORS MUNICIPAL HIGH INCOME FUND, INC.
SEPTEMBER 30, 2000

                                           Principal
                                           Amount in
                                           Thousands        Value

MUNICIPAL BONDS (Continued)
MISSOURI (Continued)
 Missouri Housing Development Commission,
   Multifamily Housing Revenue Bonds (The Mansion
   Apartments Phase II Project), Series 1999,
   6.17%, 10-1-32 ........................   $ 3,915   $3,499,031
 The City of Lake Saint Louis, Missouri,
   Public Facilities Authority, Certificates
   of Participation (Municipal Golf Course
   Project), Series 1993,
   7.55%, 12-1-14 ........................     2,000    2,142,500
 The Industrial Development Authority of
   the City of St. Louis, Missouri,
   Industrial Revenue Refunding Bonds
   (Kiel Center Multipurpose Arena Project),
   Series 1992,
   7.75%, 12-1-13 ........................     1,500    1,571,250
 The Industrial Development Authority of
   Callaway County, Missouri, Industrial
   Development Revenue Bonds (A.P. Green
   Refractories Co. Project), Series 1984,
   8.6%, 11-1-14 .........................       900      928,260
 Tax Increment Financing Commission of Kansas
   City, Missouri, Tax Increment Refunding and
   Improvement Revenue Bonds (Briarcliff West
   Project), Series 2000,
   6.25%, 8-1-23 .........................     3,500    3,307,500
   Total .................................             18,595,404

NEVADA - 0.64%
 Reno-Sparks Convention & Visitors Authority,
   Nevada, Limited Obligation Medium-Term
   Refunding Bonds, Series November 1, 1996,
   6.0%, 11-1-06 .........................     2,640    2,669,700

NEW HAMPSHIRE - 2.64%
 State of New Hampshire, Turnpike System Revenue
   Bonds, 1994 Series C, Linked Select Auction
   Variable Rate Securities (SAVRS) and Residual
   Interest Bonds (RIBS),
   5.226%, 2-1-24 ........................    11,200   10,192,000
 Lisbon Regional School District, New
   Hampshire, General Obligation Capital
   Appreciation School Bonds,
   0.0%, 2-1-13 ..........................     1,390      891,337
   Total .................................             11,083,337


                See Notes to Schedule of Investments on page 23.

THE INVESTMENTS OF
WADDELL & REED ADVISORS MUNICIPAL HIGH INCOME FUND, INC.
SEPTEMBER 30, 2000

                                           Principal
                                           Amount in
                                           Thousands        Value

MUNICIPAL BONDS (Continued)
NEW JERSEY - 3.09%
 New Jersey Health Care Facilities Financing
   Authority, Revenue Bonds, Englewood Hospital
   and Medical Center Issue, Series 1994,
   6.75%, 7-1-24 .........................   $ 4,480   $4,093,600
 New Jersey Economic Development Authority:
   First Mortgage Revenue Fixed Rate Bonds
   (Winchester Gardens at Ward Homestead
   Project), Series 1996A,
   8.625%, 11-1-25 .......................     3,000    3,176,250
   Economic Development Bonds, Kapkowski
   Road Landfill Reclamation Improvement
   District Project (City of Elizabeth),
   Series 1998A:
   6.375%, 4-1-18 ........................     2,385    2,376,056
   0.0%, 4-1-11 ..........................     1,740      865,650
   Senior Mortgage Revenue and Revenue Refunding
   Bonds (Arbor Glen of Bridgewater Project),
   Series 1998A,
   6.0%, 5-15-28 .........................     3,150    2,417,625
   Total .................................             12,929,181

NEW YORK - 3.89%
 New York City Municipal Water Finance Authority,
   Water and Sewer System Revenue Bonds, Inverse
   Rate Securities, Fiscal 1994 Series E,
   Newly Linked Bonds,
   5.21%, 6-15-12 ........................     5,500    5,541,250
 City of New York, General Obligation Bonds,
   Fiscal 2001 Series B Tax-Exempt Bonds,
   5.75%, 8-1-14 .........................     5,000    5,143,750
 Tompkins County Industrial Development
   Agency, Life Care Community Revenue Bonds,
   1994 (Kendal at Ithaca, Inc. Project),
   7.875%, 6-1-24 ........................     4,035    4,151,006
 Suffolk County Industrial Development Agency,
   Continuing Care Retirement Community, First
   Mortgage Fixed Rate Revenue Bonds
   (Jefferson's Ferry Project - Series 1999A),
   7.2%, 11-1-19 .........................     1,500    1,473,750
   Total .................................             16,309,756

NORTH CAROLINA - 1.05%
 City of Charlotte, North Carolina, Charlotte/
   Douglas International Airport, Special
   Facility Refunding Revenue Bonds, Series 1998
   (US Airways, Inc. Project),
   5.6%, 7-1-27 ..........................     3,075    2,325,469
                See Notes to Schedule of Investments on page 23.

THE INVESTMENTS OF
WADDELL & REED ADVISORS MUNICIPAL HIGH INCOME FUND, INC.
SEPTEMBER 30, 2000

                                           Principal
                                           Amount in
                                           Thousands        Value

MUNICIPAL BONDS (Continued)
NORTH CAROLINA (Continued)
 City of Durham, North Carolina, Multifamily
   Housing Revenue Bonds (Ivy Commons Project),
   Series 1997,
   8.0%, 3-1-29 ..........................   $ 2,205  $ 2,075,456
   Total .................................              4,400,925

NORTH DAKOTA - 0.61%
 City of Grand Forks, North Dakota, Senior
   Housing Revenue Bonds (4000 Valley
   Square Project), Series 1997:
   6.25%, 12-1-34 ........................     2,000    1,450,000
   6.375%, 12-1-34 .......................     1,500    1,125,000
   Total .................................              2,575,000

OHIO - 2.04%
 Ohio Water Development Authority, State of
   Ohio, Solid Waste Disposal Revenue Bonds
   (Bay Shore Power Project), Tax-Exempt
   Series 1998 A,
   5.875%, 9-1-20 ........................     6,000    4,792,500
 City of Toledo, Ohio, Multifamily Housing
   Mortgage Revenue Bonds, Series 1998-A
   (Hillcrest Apartments Project),
   6.125%, 12-1-29 .......................     4,000    3,750,000
   Total .................................              8,542,500

OKLAHOMA - 3.04%
 Bixby Public Works Authority, Utility
   System Revenue Bonds, Refunding
   Series 1994,
   7.25%, 11-1-19 ........................     2,685    2,886,375
 The Clinton Public Works Authority,
   Refunding and Improvement Revenue
   Bonds, Series 1994,
   6.25%, 1-1-19 .........................     2,575    2,603,969
 Oklahoma County Industrial Authority,
   Industrial Development Revenue Bonds:
   1986 Series A (Westlake Nursing Center
   Project):
   10.25%, 9-1-16 (B) ....................       905      678,750
   10.125%, 9-1-06 (B) ...................       430      322,500
   1986 Series B (Choctaw Nursing
   Center Project):
   10.25%, 9-1-16 (B) ....................     1,230      713,400
   10.125%, 9-1-06 (B) ...................       525      304,500


                See Notes to Schedule of Investments on page 23.

THE INVESTMENTS OF
WADDELL & REED ADVISORS MUNICIPAL HIGH INCOME FUND, INC.
SEPTEMBER 30, 2000

                                           Principal
                                           Amount in
                                           Thousands        Value

MUNICIPAL BONDS (Continued)
OKLAHOMA (Continued)
 The Broken Arrow Public Golf Authority
   (Broken Arrow, Oklahoma), Recreational
   Facilities Revenue Bonds, Series 1995,
   7.25%, 8-1-20 .........................   $ 2,025  $ 2,088,281
 Trustees of the Oklahoma Ordnance Works
   Authority, Industrial Development Revenue
   Refunding Bonds (A.P. Green Industries,
   Inc. Project), Series 1992,
   8.5%, 5-1-08 ..........................     1,600    1,672,000
 The Guthrie Public Works Authority
   (Guthrie, Oklahoma), Utility System
   Revenue Bonds, Series 1994A,
   6.75%, 9-1-19 .........................     1,415    1,487,519
   Total .................................             12,757,294

OREGON - 0.36%
 Myrtle Creek Building Authority, Gross
   Revenue Bonds, Series 1996A (Myrtle Creek
   Golf Course Project),
   8.0%, 6-1-21 (B) ......................     3,000    1,500,000

PENNSYLVANIA - 7.09%
 Allegheny County Hospital Development Authority,
   Health System Revenue Bonds, Series 2000B
   (West Penn Allegheny Health System),
   9.25%, 11-15-22 .......................    13,000   12,350,000
 Delaware County Authority (Pennsylvania),
   First Mortgage Revenue Bonds, Series 1994,
   (Riddle Village Project),
   8.25%, 6-1-22 .........................     4,000    4,560,000
 Philadelphia Authority for Industrial
   Development, Commercial Development Revenue
   Refunding Bonds (Doubletree Guest Suites
   Project), Series 1997A,
   6.5%, 10-1-27..........................     3,500    3,421,250
 Clearfield Hospital Authority, Hospital
   Revenue and Refunding Bonds (Clearfield
   Hospital Project), Series 1994,
   6.875%, 6-1-16 ........................     3,240    3,211,650
 Allentown Area Hospital Authority, Hospital
   Revenue Bonds (Sacred Heart Hospital of
   Allentown), Series A of 1993,
   6.75%, 11-15-14 .......................     2,865    2,832,769


                See Notes to Schedule of Investments on page 23.

THE INVESTMENTS OF
WADDELL & REED ADVISORS MUNICIPAL HIGH INCOME FUND, INC.
SEPTEMBER 30, 2000

                                           Principal
                                           Amount in
                                           Thousands        Value

MUNICIPAL BONDS (Continued)
PENNSYLVANIA (Continued)
 Susquehanna Area Regional Airport Authority,
   Airport Facilities Revenue Bonds (Aero
   Harrisburg, LLC Project), Series 1999,
   5.5%, 1-1-24 ..........................   $ 2,000  $ 1,712,500
 South Wayne County Water and Sewer Authority
   (Wayne County, Pennsylvania), Sewer Revenue
   Bonds, Series of 1992,
   8.2%, 4-15-13 .........................     1,600    1,614,000
   Total .................................             29,702,169

RHODE ISLAND - 0.50%
 City of Providence, Rhode Island, Special
   Obligation Tax Increment Bonds, Series D,
   6.65%, 6-1-16 .........................     2,000    2,072,500

SOUTH CAROLINA - 3.00%
 South Carolina Jobs - Economic Development Authority,
   Solid Waste Recycling Facilities Revenue Bonds
   (Santee River Rubber Project):
   Tax-Exempt Series 1998A,
   8.0%, 12-1-14 .........................     4,000    3,745,000
   Tax-Exempt Series 1998B,
   9.0%, 12-1-11 .........................     2,460    2,398,500
 Connector 2000 Association, Inc., Toll Road
   Revenue Bonds (Southern Connector Project,
   Greenville, South Carolina),
   Senior Capital Appreciation Bonds, Series 1998B:
   0.0%, 1-1-35 ..........................    17,000    1,317,500
   0.0%, 1-1-36 ..........................    11,000      783,750
 McCormick County, South Carolina, Hospital
   Facilities Revenue Refunding and Improvement
   Bonds, Series 1997 (McCormick Health Care
   Center Project),
   7.0%, 3-1-18 ..........................     2,530    2,264,350
 South Carolina State Housing, Finance
   and Development Authority, Multifamily
   Housing Mortgage Revenue Bonds (United
   Dominion-Plum Chase), Series 1991,
   8.5%, 10-1-21 .........................     2,000    2,075,340
   Total .................................             12,584,440

SOUTH DAKOTA - 0.48%
 South Dakota Health and Educational
   Facilities Authority, Refunding Revenue
   Bonds (Westhills Village Retirement
   Community Issue), Series 1993,
   7.25%, 9-1-13 .........................     2,000    1,990,000
                See Notes to Schedule of Investments on page 23.

THE INVESTMENTS OF
WADDELL & REED ADVISORS MUNICIPAL HIGH INCOME FUND, INC.
SEPTEMBER 30, 2000

                                           Principal
                                           Amount in
                                           Thousands        Value

MUNICIPAL BONDS (Continued)
TENNESSEE - 0.82%
 The Health and Educational Facilities
   Board of the City of Crossville, Tennessee,
   Hospital Revenue Improvement Bonds,
   Series 1992 (Cumberland Medical Center),
   6.75%, 11-1-12 ........................   $ 2,000  $ 2,020,000
 Upper Cumberland Gas Utility District
   (of Cumberland County, Tennessee),
   Gas System Revenue Bonds, Series 1996,
   7.0%, 3-1-16 (B) ......................     1,400    1,429,750
   Total .................................              3,449,750

TEXAS - 5.69%
 AllianceAirport Authority, Inc., Special
   Facilities Revenue Bonds:
   Series 1991 (American Airlines, Inc. Project),
   7.0%, 12-1-11 .........................     4,700    5,046,625
   Series 1996 (Federal Express Corporation Project),
   6.375%, 4-1-21 ........................     4,000    3,970,000
 Lubbock Health Facilities Development Corporation,
   Fixed Rate First Mortgage Revenue Bonds
   (Carillon, Inc. Project), Series 1999A,
   6.5%, 7-1-19 ..........................     6,000    5,325,000
 North Central Texas Health Facilities Development
   Corporation, Retirement Facility Revenue Bonds
   (Northwest Senior Housing Corporation -
   Edgemere Project), Series 1999A, Fixed
   Rate Bonds,
   7.5%, 11-15-29 ........................     3,000    2,973,750
 Alvarado Industrial Development Corporation,
   Industrial Development Revenue Bonds
   (Rich-Mix Products of Texas, Inc. Project),
   Series 1996,
   7.75%, 3-1-10 .........................     2,625    2,562,656
 City of Houston, Housing Corporation
   No. 1, First Lien Revenue Refunding
   Bonds, Series 1996 (6800 Long Drive
   Apartments - Section 8 New Construction
   Program), Houston, Texas,
   6.625%, 2-1-20 ........................     2,305    2,232,969
 Gulf Coast Waste Disposal Authority, Waste
   Disposal Revenue Bonds (Valero Energy
   Corporation Project), Series 1999,
   5.7%, 4-1-32 ..........................     2,000    1,732,500
   Total .................................             23,843,500


                See Notes to Schedule of Investments on page 23.

THE INVESTMENTS OF
WADDELL & REED ADVISORS MUNICIPAL HIGH INCOME FUND, INC.
SEPTEMBER 30, 2000
                                           Principal
                                           Amount in
                                           Thousands        Value
MUNICIPAL BONDS (Continued)
UTAH - 4.42%
 Tooele County, Utah, Hazardous Waste
   Treatment Revenue Bonds (Union Pacific
   Corporation/USPCI, Inc. Project),
   Series A,
   5.7%, 11-1-26 .........................   $17,000 $ 14,853,750
 Utah Housing Finance Agency, Revenue Bonds
   (RHA Community Services of Utah, Inc.
   Project), Series 1997A,
   6.875%, 7-1-27 ........................     2,440    2,342,400
 Carbon County, Utah, Solid Waste Disposal
   Facility Revenue Refunding Bonds
   (Sunnyside Cogeneration Associates Project):
   Series 1999A,
   7.1%, 8-15-23 .........................     1,250    1,250,000
   Series 1999B,
   0.0%, 8-15-24 .........................       390       64,350
   Total .................................             18,510,500

VIRGINIA - 2.74%
 Peninsula Ports Authority of Virginia,
   Port Facility Refunding Revenue Bonds
   (Zeigler Coal Project), Series 1997 (Non-AMT),
   6.9%, 5-2-22 ..........................     5,000    2,750,000
 Norfolk Redevelopment and Housing Authority,
   Multifamily Rental Housing Facility Revenue
   Bonds, Series 1996 (1016 Limited Partnership -
   Sussex Apartments Project),
   8.0%, 9-1-26 ..........................     3,480    3,340,800
 Fairfax County Redevelopment and Housing
   Authority, Multifamily Housing Revenue
   Refunding Bonds (Burke Shire Commons
   Apartments Project), Series 1996,
   7.6%, 10-1-36 .........................     3,000    2,853,750
 Pocahontas Parkway Association, Route 895
   Connector, Toll Road Revenue Bonds, Senior
   Capital Appreciation Bonds, Series 1998B,
   0.0%, 8-15-18 .........................     9,000    2,542,500
   Total .................................             11,487,050

WASHINGTON - 1.13%
 Port of Anacortes, Washington, Revenue and
   Refunding Bonds, 1998 Series A (AMT),
   5.625%, 9-1-16 ........................     3,790    3,477,325
 Housing Authority of the City of Seattle,
   Low-Income Housing Assistance Revenue
   Bonds, 1995 (GNMA Collateralized Mortgage
   Loan - Kin On Project),
   7.4%, 11-20-36 ........................     1,142    1,274,758
   Total .................................              4,752,083
                See Notes to Schedule of Investments on page 23.

THE INVESTMENTS OF
WADDELL & REED ADVISORS MUNICIPAL HIGH INCOME FUND, INC.
SEPTEMBER 30, 2000

                                           Principal
                                           Amount in
                                           Thousands        Value

MUNICIPAL BONDS (Continued)
WEST VIRGINIA - 0.37%
 Upshur County, West Virginia, Solid Waste
   Disposal Revenue Bonds (TJ International
   Project), Series 1995,
   7.0%, 7-15-25 .........................   $ 1,500   $1,560,000

WISCONSIN - 2.39%
 Wisconsin Health and Educational Facilities
   Authority, Revenue Bonds, Series 1995:
   National Regency of New Berlin, Inc.
   Project,
   8.0%, 8-15-25 .........................     4,445    4,611,688
   Hess Memorial Hospital Association, Inc.
   Project,
   7.75%, 11-1-15 ........................     3,400    3,527,500
 City of Superior, Wisconsin, Water Supply
   Facilities Revenue Refunding Bonds
   (Superior Water, Light and Power Company
   Project), Series 1996,
   6.125%, 11-1-21 .......................     1,910    1,874,188
   Total .................................             10,013,376

TOTAL MUNICIPAL BONDS - 89.84%                       $376,479,618
 (Cost: $397,924,802)

SHORT-TERM SECURITIES
Commercial Paper
 Electric, Gas and Sanitary Services - 2.16%
 Detroit Edison Co.,
   6.85%, 10-3-00 ........................     2,400    2,399,087
 Reliant Energy Inc.,
   7.0%, 10-2-00 .........................     6,660    6,658,705
   Total .................................              9,057,792

Food and Kindred Products - 2.48%
 ConAgra Inc.,
   6.7%, 10-3-00 .........................    10,000    9,996,278
 General Mills, Inc.,
   6.67%, Master Note ....................       376      376,000
   Total .................................             10,372,278

 Nondepository Institutions - 0.29%
 PACCAR Financial Corp.,
   6.49%, Master Note ..................       1,224    1,224,000

Total Commercial Paper - 4.93%                         20,654,070


                See Notes to Schedule of Investments on page 23.

THE INVESTMENTS OF
WADDELL & REED ADVISORS MUNICIPAL HIGH INCOME FUND, INC.
SEPTEMBER 30, 2000

                                           Principal
                                           Amount in
                                           Thousands        Value

SHORT-TERM SECURITIES (Continued)
Municipal Obligations
 California - 1.19%
 California Pollution Control Financing Authority,
   Pollution Control Refunding Revenue Bonds (Pacific
   Gas and Electric Company), 1996 Series E Bonds
   (Morgan Guaranty Trust Company of New York),
   5.0%, 10-2-00 .......................     5,000      5,000,000

 Colorado - 0.64%
 Colorado Health Facilities Authority,
   Revenue Refunding Bonds (Christian Living
   Campus - University Hills Project), Series 1997
   (US Bank),
   5.75%, 10-4-00 ......................     2,690      2,690,000

 Minnesota - 0.79%
 City of Burnsville, MN, Multifamily Housing
   Revenue Refunding Bonds (Berkshire of
   Burnsville), Series 2000A
   (Federal National Mortgage Association),
   5.65%, 10-5-00 ......................     3,300      3,300,000

 Oklahoma - 1.16%
 Tulsa Industrial Authority, Multifamily Housing
   Revenue Bonds (Park Chase Apartments Project),
   Series 1999A-1 (Federal National Mortgage
   Association),
   5.65%, 10-5-00 ......................     4,856      4,856,000

 Washington - 1.19%
 Washington Health Care Facilities Authority,
   Variable Rate Demand Revenue Bonds (Fred
   Hutchinson Cancer Research Center, Seattle),
   Series 1991B (Morgan Guaranty Trust Company
   of New York),
   5.55%, 10-2-00 ......................     5,000      5,000,000

Total Municipal Obligations - 4.97%                    20,846,000

TOTAL SHORT-TERM SECURITIES - 9.90%                   $41,500,070
 (Cost: $41,500,070)

TOTAL INVESTMENT SECURITIES - 99.74%                 $417,979,688
 (Cost: $439,424,872)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.26%       1,084,627

NET ASSETS - 100.00%                                 $419,064,315
                See Notes to Schedule of Investments on page 23.

THE INVESTMENTS OF
WADDELL & REED ADVISORS MUNICIPAL HIGH INCOME FUND, INC.
SEPTEMBER 30, 2000


Notes to Schedule of Investments

(A) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at September 30, 2000.

(B) Non-income producing as the issuer has either missed its most recent interest payment or declared bankruptcy.

See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.

See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

WADDELL & REED ADVISORS MUNICIPAL HIGH INCOME FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2000
(In Thousands, Except for Per Share Amounts)
Assets
 Investment securities - at value
   (Notes 1 and 3) .................................     $417,980
 Cash  .............................................          321
 Receivables:
   Interest ........................................        7,328
   Investment securities sold.......................          203
   Fund shares sold.................................          241
 Prepaid insurance premium  ........................           11
                                                         --------
    Total assets  ..................................      426,084
Liabilities                                              --------
 Payable for investment sercurities purchased ......        5,141
 Payable to Fund shareholders  .....................        1,494
 Dividends payable  ................................          235
 Accrued service fee (Note 2)  .....................           81
 Accrued transfer agency and dividend
   disbursing (Note 2) .............................           41
 Accrued management fee (Note 2)  ..................           12
 Accrued accounting services fee (Note 2)  .........            6
 Accrued distribution fee (Note 2)  ................            6
 Other  ............................................            4
                                                         --------
    Total liabilities  .............................        7,020
                                                         --------
      Total net assets .............................     $419,064
Net Assets                                               ========
 $1.00 par value capital stock
   Capital stock ...................................     $ 85,112
   Additional paid-in capital ......................      361,009
 Accumulated undistributed loss:
   Accumulated undistributed net realized loss
    on investment transactions  ....................       (5,272)
   Distribution in excess of net realized
    loss on investment transactions  ...............         (340)
   Net unrealized depreciation in value of
    investments  ...................................      (21,445)
                                                         --------
    Net assets applicable to outstanding
      units of capital .............................     $419,064
                                                         ========
Net asset value per share (net assets divided
 by shares outstanding)
 Class A  ..........................................        $4.92
 Class B  ..........................................        $4.92
 Class C  ..........................................        $4.92
 Class Y  ..........................................        $4.92
Capital shares outstanding
 Class A  ..........................................       84,702
 Class B  ..........................................          239
 Class C  ..........................................          167
 Class Y  ..........................................            4
Capital shares authorized ..........................      300,000
                       See notes to financial statements.

WADDELL & REED ADVISORS MUNICIPAL HIGH INCOME FUND, INC.
STATEMENT OF OPERATIONS
For the Fiscal Year Ended SEPTEMBER 30, 2000
(In Thousands)

Investment Income
 Interest and amortization (Note 1B)  ..............      $31,388
                                                         --------
 Expenses (Note 2):
   Investment management fee .......................        2,353
   Service fee:
    Class A ........................................        1,013
    Class B ........................................            2
    Class C ........................................            1
   Transfer agency and dividend disbursing:
    Class A ........................................          468
    Class B ........................................            2
    Class C ........................................            1
   Accounting services fee .........................           61
   Legal fees.......................................           57
   Distribution fee:
    Class A ........................................           42
    Class B ........................................            4
    Class C ........................................            3
   Custodian fees ..................................           18
   Audit fees ......................................           18
   Other ...........................................          149
                                                         --------
    Total expenses  ................................        4,192
                                                         --------
      Net investment income ........................       27,196
                                                         --------
Realized and Unrealized Loss on Investments
 (Notes 1 and 3)
 Realized net loss on investments  .................       (5,257)
 Unrealized depreciation in value of
   investments during the period ...................      (20,065)
                                                         --------
   Net loss on investments .........................      (25,322)
                                                         --------
    Net increase in net assets resulting
      from operations ..............................      $ 1,874
                                                         ========


                       See notes to financial statements.

WADDELL & REED ADVISORS MUNICIPAL HIGH INCOME FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
(In Thousands)

                                           For the fiscal year
                                            ended September 30,
                                      -----------------------------
                                            2000             1999
Increase (Decrease) in Net Assets     --------------   ------------
 Operations:
   Net investment income ...............     $27,196      $29,398
   Realized net gain (loss) on
    investments  .......................      (5,257)         721
   Unrealized depreciation .............     (20,065)     (37,310)
                                            --------     --------
    Net increase (decrease) in net assets
      resulting from operations ........       1,874       (7,191)
                                            --------     --------
 Distributions to shareholders (Note 1D):*
   From net investment income:
    Class A  ...........................     (27,143)     (29,398)
    Class B  ...........................         (32)         ---
    Class C  ...........................         (21)         ---
    Class Y  ...........................         ---**        ---**
   From realized net gains on investment
    transactions:
    Class A  ...........................         ---      (12,257)
    Class B  ...........................         ---          ---
    Class C  ...........................         ---          ---
    Class Y  ...........................         ---          ---**
   In excess of realized capital gains:
    Class A  ...........................        (335)         (19)
    Class B  ...........................          (1)         ---
    Class C  ...........................         ---**        ---
    Class Y  ...........................         ---**        ---**
                                            --------     --------
                                             (27,532)     (41,674)
                                            --------     --------
 Capital share transactions
   (Note 5) ............................     (65,145)      36,537
                                            --------     --------
       Total decrease  .................     (90,803)     (12,328)
Net Assets
 Beginning of period  ..................     509,867      522,195
                                            --------     --------
 End of period  ........................    $419,064     $509,867
                                            ========     ========
   Undistributed net investment income .        $---         $---
                                                ====         ====

 *See "Financial Highlights" on pages 27 - 30.
**Not shown due to rounding.

                       See notes to financial statements.

WADDELL & REED ADVISORS MUNICIPAL HIGH INCOME FUND, INC.
FINANCIAL HIGHLIGHTS
Class A Shares
For a Share of Capital Stock Outstanding
Throughout Each Period:
                                  For the fiscal year ended
                                         September 30,
                             ------------------------------------
                               2000   1999    1998   1997    1996
                            ------- ------  ------ ------  ------
Net asset value,
 beginning of
 period  ...........          $5.19  $5.69   $5.55  $5.31   $5.27
                              -----  -----   -----  -----   -----
Income (loss) from investment
 operations:
 Net investment
   income...........           0.30   0.31    0.32   0.34    0.34
 Net realized and
   unrealized gain
   (loss) on
   investments .....          (0.27) (0.37)   0.21   0.25    0.04
                              -----  -----   -----  -----   -----
Total from investment
 operations  .......           0.03  (0.06)   0.53   0.59    0.38
                              -----  -----   -----  -----   -----
Less distributions:
 Declared from net
   investment income          (0.30) (0.31)  (0.32) (0.34)  (0.34)
 From capital gains           (0.00) (0.13)  (0.07) (0.01)  (0.00)
 In excess of capital
   gains ...........          (0.00)*(0.00)* (0.00) (0.00)  (0.00)
                              -----  -----   -----  -----   -----
Total distributions.          (0.30) (0.44)  (0.39) (0.35)  (0.34)
                              -----  -----   -----  -----   -----
Net asset value, end
 of period  ........          $4.92  $5.19   $5.69  $5.55   $5.31
                              =====  =====   =====  =====   =====
Total return** .....           0.83% -1.22%   9.88% 11.45%   7.40%
Net assets, end
 of period (in
 millions) .........           $417   $510    $522   $474    $400
Ratio of expenses to
 average net
 assets  ...........           0.94%  0.87%   0.82%  0.78%   0.81%
Ratio of net investment
 income to average
 net assets  .......           6.08%  5.59%   5.72%  6.19%   6.41%
Portfolio turnover
 rate  .............          22.41% 26.83%  35.16% 19.47%  26.91%

 *Not shown due to rounding.
**Total return calculated without taking into account the sales load deducted on an initial purchase.

                       See notes to financial statements.

WADDELL & REED ADVISORS MUNICIPAL HIGH INCOME FUND, INC.
FINANCIAL HIGHLIGHTS
Class B Shares
For a Share of Capital Stock Outstanding
Throughout The Period:

                            For the
                             period
                               from
                           10-5-99*
                            through
                            9-30-00
                            -------
Net asset value,
 beginning of period          $5.16
                              ----
Income from investment
 operations:
 Net investment income         0.25
 Net realized and
   unrealized loss
   on investments ..          (0.24)
                              ----
Total from investment
 operations  .......           0.01
                              ----
Less distributions:
 Declared from net
   investment income          (0.25)
 From capital gains           (0.00)
 In excess of capital
   gains ...........          (0.00)**
                              ----
Total distributions           (0.25)
                              ----
Net asset value,
 end of period  ....          $4.92
                              ====
Total return .......           0.29%
Net assets, end of
 period (in millions)            $1
Ratio of expenses to
 average net assets            1.89%***
Ratio of net investment
 income to average
 net assets  .......           5.16%***
Portfolio turnover
 rate  .............          22.41%****

   *Commencement of operations.
  **Not shown due to rounding.
 ***Annualized.
****For the fiscal year ended September 30, 2000.


                       See notes to financial statements.

WADDELL & REED ADVISORS MUNICIPAL HIGH INCOME FUND, INC.
FINANCIAL HIGHLIGHTS
Class C Shares
For a Share of Capital Stock Outstanding
Throughout The Period:

                            For the
                             period
                               from
                           10-8-99*
                            through
                            9-30-00
                            -------
Net asset value,
 beginning of period          $5.16
                              ----
Income from investment
 operations:
 Net investment income         0.25
 Net realized and
   unrealized loss
   on investments ..          (0.24)
                              ----
Total from investment
 operations  .......           0.01
                              ----
Less distributions:
 Declared from net
   investment income          (0.25)
 From capital gains           (0.00)
 In excess of capital
   gains ...........          (0.00)**
                              ----
Total distributions           (0.25)
                              ----
Net asset value,
 end of period  ....          $4.92
                              ====
Total return .......           0.26%
Net assets, end of
 period (000 omitted)          $822
Ratio of expenses to
 average net assets            1.91%***
Ratio of net investment
 income to average
 net assets  .......           5.13%***
Portfolio turnover
 rate  .............          22.41%****

   *Commencement of operations.
  **Not shown due to rounding.
 ***Annualized.
****For the fiscal year ended September 30, 2000.

                       See notes to financial statements.

WADDELL & REED ADVISORS MUNICIPAL HIGH INCOME FUND, INC.
FINANCIAL HIGHLIGHTS
Class Y Shares
For a Share of Capital Stock Outstanding
Throughout Each Period:
                                   For the        For the
                    For the         period         period
                     fiscal           from           from
                       year        12-30-98*      7-1-98*
                      ended             to             to
                    9-30-00        9-30-99        8-25-98
                    -------        -------        -------
Net asset value,
 beginning of period  $5.19          $5.65          $5.64
                      -----          -----          -----
Income (loss) from investment
 operations:
 Net investment
   income...........   0.30           0.24           0.05
 Net realized and
   unrealized gain (loss)
   on investments ..  (0.27)         (0.33)          0.01
                      -----          -----          -----
Total from investment
 operations  .......   0.03          (0.09)          0.06
                      -----          -----          -----
Less distributions:
 Declared from net
   investment income  (0.30)         (0.24)         (0.05)
 From capital gains   (0.00)         (0.13)         (0.00)
 In excess of capital
   gains ...........  (0.00)**       (0.00)**       (0.00)
                      -----          -----          -----
Total distributions   (0.30)         (0.37)         (0.05)
                      -----          -----          -----
Net asset value, end
 of period  ........  $4.92          $5.19          $5.65
                      =====          =====          =====
Total return .......   0.97%         -1.53%          1.07%
Net assets, end of
 period (000 omitted)   $18             $2             $0
Ratio of expenses to
 average net assets    1.08%          0.80%***       0.61%***
Ratio of net investment
 income to average
 net assets  .......   5.96%          5.68%***       5.99%***
Portfolio turnover
 rate  .............  22.41%         26.83%****     35.16%***
   *Class Y shares commenced operations on July 1, 1998 and continued operations until August 25, 1998 when all outstanding Class Y shares were redeemed at the ending net asset value shown in the table. Operations recommenced on December 30, 1998.
  **Not shown due to rounding.
 ***Annualized.
****For the fiscal year ended September 30, 1999.
                       See notes to financial statements.

WADDELL & REED ADVISORS MUNICIPAL HIGH INCOME FUND, INC.
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2000

NOTE 1 -- Significant Accounting Policies

     Waddell & Reed Advisors Municipal High Income Fund, Inc. (the "Fund"), formerly United Municipal High Income Fund, Inc., is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Its investment objective is to seek to provide a high level of income which is not subject to Federal income tax. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A. Security valuation -- Municipal bonds and the taxable obligations in the Fund's investment portfolio are not listed or traded on any securities exchange. Therefore, municipal bonds are valued using a pricing system provided by a pricing service or dealer in bonds. Short-term debt securities, whether taxable or nontaxable, are valued at amortized cost, which approximates market.

B. Security transactions and related investment income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Original issue discount (as defined in the Internal Revenue Code) and premiums on the purchase of bonds are amortized for both financial and tax reporting purposes over the remaining lives of the bonds. Interest income is recorded on the accrual basis. See Note 3 -- Investment Security Transactions.

C. Federal income taxes -- The Fund intends to distribute all of its net investment income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund intends to pay distributions as required to avoid imposition of excise tax. Accordingly, provision has not been made for Federal income taxes. In addition, the Fund intends to meet requirements of the Internal Revenue Code which will permit it to pay dividends from net investment income, substantially all of which will be exempt from Federal income tax. See Note 4 -- Federal Income Tax Matters.

D. Dividends and distributions -- All of the Fund's net investment income is declared and recorded by the Fund as dividends payable on each day to shareholders of record as of the close of the preceding business day. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, net operating losses and expiring capital loss carryovers.

     The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2 -- Investment Management and Payments to Affiliated Persons

     The Fund pays a fee for investment management services. The fee is computed daily based on the net asset value at the close of business. The fee is payable by the Fund at the annual rate of 0.525% of net assets up to $500 million, 0.50% of net assets over $500 million and up to $1 billion, 0.45% of net assets over $1 billion and up to $1.5 billion, and 0.40% of net assets over $1.5 billion. The Fund accrues and pays the fee daily.

     Pursuant to assignment of the Investment Management Agreement between the Fund and Waddell & Reed, Inc. ("W&R"), Waddell & Reed Investment Management Company ("WRIMCO"), a wholly owned subsidiary of W&R, serves as the Fund's investment manager.

     The Fund has an Accounting Services Agreement with Waddell & Reed Services Company ("WARSCO"), a wholly owned subsidiary of W&R. Under the agreement, WARSCO acts as the agent in providing accounting services and assistance to the Fund and pricing daily the value of shares of the Fund. For these services, the Fund pays WARSCO a monthly fee of one-twelfth of the annual fee shown in the following table.

                            Accounting Services Fee
                  Average
               Net Asset Level           Annual Fee
          (all dollars in millions) Rate for Each Level
          ------------------------- -------------------
           From $    0 to $   10          $      0
           From $   10 to $   25          $ 11,000
           From $   25 to $   50          $ 22,000
           From $   50 to $  100          $ 33,000
           From $  100 to $  200          $ 44,000
           From $  200 to $  350          $ 55,000
           From $  350 to $  550          $ 66,000
           From $  550 to $  750          $ 77,000
           From $  750 to $1,000          $ 93,500
                $1,000 and Over           $110,000

     In addition, for each class of shares in excess of one, the Fund pays WARSCO a monthly per-class fee equal to 2.5% of the monthly base fee.

     Prior to September 1, 2000, the Accounting Services Agreement was as shown in the following table.

                            Accounting Services Fee
                  Average
               Net Asset Level           Annual Fee
          (all dollars in millions) Rate for Each Level
          ------------------------- -------------------
           From $    0 to $   10          $      0
           From $   10 to $   25          $ 10,000
           From $   25 to $   50          $ 20,000
           From $   50 to $  100          $ 30,000
           From $  100 to $  200          $ 40,000
           From $  200 to $  350          $ 50,000
           From $  350 to $  550          $ 60,000
           From $  550 to $  750          $ 70,000
           From $  750 to $1,000          $ 85,000
                $1,000 and Over           $100,000

     For Class A, Class B and Class C shares, the Fund pays WARSCO a monthly per account charge for transfer agency and dividend disbursement services of $1.6125 for each shareholder account which was in existence at any time during the prior month. With respect to Class Y shares, the Fund pays WARSCO a monthly fee at an annual rate of 0.15% of the average daily net assets of the class for the preceding month. The Fund also reimburses W&R and WARSCO for certain out-of-pocket costs.

     Prior to September 1, 2000, for Class A, Class B and Class C shares, the Fund paid WARSCO a monthly per account charge for transfer agency and dividend disbursement services of $1.3125 for each shareholder account which was in existence at any time during the prior month, plus $0.30 for each account on which a dividend or distribution of cash or shares had a record date in that month.

     As principal underwriter for the Fund's shares, W&R received gross sales commissions for Class A shares (which are not an expense of the Fund) of $473,666. During the period ended September 30, 2000, W&R received $191 and $138 in deferred sales charges for Class B shares and Class C shares, respectively. With respect to Class A, Class B and Class C shares, W&R paid sales commissions of $299,856 and all expenses in connection with the sale of Fund shares, except for registration fees and related expenses.

     Under a Distribution and Service Plan for Class A shares adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund may pay monthly a distribution and/or service fee to W&R in an amount not to exceed 0.25% of the Fund's Class A average annual net assets. The fee is to be paid to reimburse W&R for amounts it expends in connection with the distribution of the Class A shares and/or provision of personal services to Fund shareholders and/or maintenance of shareholder accounts.

     Under the Distribution and Service Plan adopted by the Fund for Class B and Class C shares, respectively, the Fund may pay W&R, on an annual basis, a service fee of up to 0.25% of the average daily net assets of the class to compensate W&R for providing services to shareholders of that class and/or maintaining shareholder accounts for that class and a distribution fee of up to 0.75% of the average daily net assets of the class to compensate W&R for distributing the shares of that class. The Class B Plan and the Class C Plan each permit W&R to receive compensation, through the distribution and service fee, respectively, for its distribution activities for that class, which are similar to the distribution activities described with respect to the Class A Plan, and for its activities in providing personal services to shareholders of that class and/or maintaining shareholder accounts of that class, which are similar to the corresponding activities for which it is entitled to reimbursement under the Class A Plan.

     The Fund paid Directors' fees of $14,913, which are included in other expenses.

     W&R is a subsidiary of Waddell & Reed Financial, Inc., a holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.

NOTE 3 -- Investment Security Transactions

     Purchases of investment securities, other than U.S. Government and short-term securities, aggregated $92,618,033, while proceeds from maturities and sales aggregated $168,200,290. Purchases of short-term securities aggregated $1,084,062,431, while proceeds from maturities and sales aggregated $1,069,496,934. No U.S. Government securities were bought or sold during the period ended September 30, 2000.

     For Federal income tax purposes, cost of investments owned at September 30, 2000 was $439,752,323, resulting in net unrealized depreciation of $21,772,635, of which $5,943,280 related to appreciated securities and $27,715,915 related to depreciated securities.

NOTE 4 -- Federal Income Tax Matters

     For Federal income tax purposes, the Fund realized capital gain net income of $241,560 during its fiscal year ended September 30, 2000, which included the effect of certain losses deferred into the next fiscal year (see discussion below). The capital gain net income has been distributed to the Fund's shareholders.

     Internal Revenue Code regulations permit the Fund to defer into its next fiscal year net capital losses or net long-term capital losses incurred between each November 1 and the end of its fiscal year ("post-October losses"). From November 1, 1999 through September 30, 2000, the Fund incurred net capital losses of $5,283,963, which have been deferred to the fiscal year ending September 30, 2001.

NOTE 5 -- Multiclass Operations

     The Fund is authorized to offer four classes of shares, Class A, Class B, Class C and Class Y, each of which have equal rights as to assets and voting privileges. Class Y shares are not subject to a sales charge on purchases, are not subject to a Rule 12b-1 Distribution and Service Plan and are subject to a separate transfer agency and dividend disbursement services fee structure. A comprehensive discussion of the terms under which shares of each class are offered is contained in the Prospectus and the Statement of Additional Information for the Fund.

     Income, non-class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based on the value of their relative net assets as of the beginning of each day adjusted for the prior day's capital share activity.

     Transactions in capital stock are summarized below. Amounts are in thousands.

                               For the fiscal
                         year ended September 30,
                         ------------------------
                             2000          1999
                         ----------    ----------
Shares issued from sale
 of shares:
 Class A  ............        7,227        12,672
 Class B .............          256           ---
 Class C .............          182           ---
 Class Y  ............            3           ---*
Shares issued from
 reinvestment of dividends
 and/or capital gains
 distribution:
 Class A  ............        4,359         6,356
 Class B .............            5           ---
 Class C .............            4           ---
 Class Y  ............          ---*          ---*
Shares redeemed:
 Class A  ............      (25,188)      (12,423)
 Class B .............          (23)          ---
 Class C .............          (19)          ---
 Class Y  ............          ---           ---
                             ------        ------
Increase (decrease) in
 outstanding capital
 shares ..............      (13,194)        6,605
                             ======        ======
Value issued from sale
 of shares:
 Class A  ............      $35,691       $69,498
 Class B .............        1,264           ---
 Class C .............          902           ---
 Class Y  ............           16             2
Value issued from
 reinvestment of dividends
 and/or capital gains
 distribution:
 Class A  ............       21,490        34,776
 Class B .............           27           ---
 Class C .............           21           ---
 Class Y  ............          ---*          ---*
Value redeemed:
 Class A  ............     (124,351)      (67,739)
 Class B .............         (112)          ---
 Class C .............          (93)          ---
 Class Y  ............           ---          ---
                           --------       -------
Increase (decrease) in
 outstanding capital       $(65,145)      $36,537
                           ========       =======

*Not shown due to rounding.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Waddell & Reed Advisors Municipal High Income Fund, Inc.:


We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Waddell & Reed Advisors Municipal High Income Fund, Inc. (formerly United Municipal High Income Fund, Inc.) (the "Fund") as of September 30, 2000, and the related statement of operations for the fiscal year then ended, the statements of changes in net assets for each of the two fiscal years in the period then ended, and the financial highlights for each of the five fiscal years in the period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2000, by correspondence with the custodian and brokers or alternative auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Waddell & Reed Advisors Municipal High Income Fund, Inc. as of September 30, 2000, the results of its operations for the fiscal year then ended, the changes in its net assets for each of the two fiscal years in the period then ended, and the financial highlights for each of the five fiscal years in the period then ended in conformity with accounting principles generally accepted in the United States of America.




Deloitte & Touche LLP
Kansas City, Missouri
November 3, 2000

INCOME TAX INFORMATION

Dividends are declared and recorded by the Fund on each day the New York Stock Exchange is open for business. Dividends are paid monthly.

Exempt Interest Dividends - The exempt interest portion of dividends paid represents the distribution of state and municipal bond interest and is exempt from Federal income taxation.

The table below shows the taxability of dividends paid during the fiscal year ended September 30, 2000:

                    PERCENTAGE OF AMOUNTS PAID REPORTABLE AS:
          --------------------------------------------------------
                     For Individuals          For Corporations
             ----------------------------------------------------------
 Record      OrdinaryLong-TermExempt      Non-Long-Term  Exempt
  Date         IncomeCapital GainInterestQualifyingCapital GainInterest
-------       ------------------------------------------------------
                              Class A, B, C and Y
October 1999  through
 December  1999 3.9728%   ---%  96.0272%   3.9728%   ---%  96.0272%
December 1999  21.4386% 78.5614%  ---%    21.4386% 78.5614%    ---%
January 2000
 through
 September
 2000          6.3891%    ---%  93.6109%   6.3891%    ---%  93.6109%

NON-QUALIFYING DIVIDENDS - The non-qualifying portion of distributions represents the taxable portion of dividends paid and does not qualify for the dividends received deduction for corporations.

The actual taxable amount of dividends will be reported to you on Form 1099-DIV after the close of the applicable calendar year.

Income from the Fund may be subject to the alternative minimum tax. Shareholders are advised to consult with their tax adviser concerning the tax treatment of dividends and distributions from the Fund.

DIRECTORS
Keith A. Tucker, Overland Park, Kansas, Chairman of the Board
James M. Concannon, Topeka, Kansas
John A. Dillingham, Kansas City, Missouri
David P. Gardner, San Mateo, California
Linda K. Graves, Topeka, Kansas
Joseph Harroz, Jr., Norman, Oklahoma
John F. Hayes, Hutchinson, Kansas
Robert L. Hechler, Overland Park, Kansas
Henry J. Herrmann, Overland Park, Kansas
Glendon E. Johnson, Miami, Florida
William T. Morgan, Coronado, California
Ronald C. Reimer, Mission Hills, Kansas
Frank J. Ross, Jr., Kansas City, Missouri
Eleanor B. Schwartz, Kansas City, Missouri
Frederick Vogel III, Milwaukee, Wisconsin


OFFICERS
Robert L. Hechler, President
Henry J. Herrmann, Vice President
Theodore W. Howard, Vice President and Treasurer
Mark J. Otterstrom, Vice President
Kristen A. Richards, Vice President and Secretary
Daniel C. Schulte, Vice President

The Waddell & Reed Advisors Group of Mutual Funds

Waddell & Reed Advisors Accumulative Fund
Waddell & Reed Advisors Asset Strategy Fund, Inc.
Waddell & Reed Advisors Bond Fund
Waddell & Reed Advisors Cash Management, Inc.
Waddell & Reed Advisors Continental Income Fund, Inc.
Waddell & Reed Advisors Core Investment Fund
Waddell & Reed Advisors Global Bond Fund, Inc.
Waddell & Reed Advisors Government Securities Fund, Inc.
Waddell & Reed Advisors High Income Fund, Inc.
Waddell & Reed Advisors International Growth Fund, Inc.
Waddell & Reed Advisors Municipal Bond Fund, Inc.
Waddell & Reed Advisors Municipal High Income Fund, Inc.
Waddell & Reed Advisors New Concepts Fund, Inc.
Waddell & Reed Advisors Retirement Shares, Inc.
Waddell & Reed Advisors Science and Technology Fund
Waddell & Reed Advisors Small Cap Fund, Inc.
Waddell & Reed Advisors Tax-Managed Equity Fund, Inc.
Waddell & Reed Advisors Vanguard Fund, Inc.












FOR MORE INFORMATION:
Contact your representative, or your
local office as listed on your
Account Statement, or contact:
  WADDELL & REED
  CUSTOMER SERVICE
  6300 Lamar Avenue
  P.O. Box 29217
  Shawnee Mission, KS  66201-9217
  (888)-WADDELL
  (888)-923-3355

Our INTERNET address is:
  http://www.waddell.com

NUR1014A(9-00)

For more complete information regarding any of the mutual funds in Waddell & Reed Advisors Funds, including charges and expenses, please obtain the Fund's prospectus by calling or writing to the number or address listed above. Please read the prospectus carefully before investing.